GOLDMAN SACHS TRUST

Goldman Sachs Dividend Focus Funds

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares of the

Goldman Sachs Income Builder Fund

(the “Fund”)

Supplement dated March 1, 2019 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2019

Effective immediately, David Beers will no longer serve as a portfolio manager for the Fund. In addition, effective immediately, Ashish Shah will serve as a portfolio manager for the Fund. Ron Arons, Collin Bell, Daniel Lochner, Charles “Brook” Dane and Christopher Lvoff will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s disclosures are modified as follows:

All references to Mr. Beers in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Income Builder Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Ron Arons, Managing Director, has managed the Fund since 2013; Collin Bell, Managing Director, has managed the Fund since 2016; Daniel Lochner, Managing Director, has managed the Fund since 2016; Charles “Brook” Dane, Vice President, has managed the Fund since 2016; and Christopher Lvoff, CFA, Managing Director, has managed the Fund since 2019.

The following row is added to the table in the “Income Builder Fund—Goldman Sachs Fixed Income Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— Income Builder Fund (Credit)	Since 2019	Mr. Shah is Co-Chief Investment Officer of Global Fixed Income, Global Head of Corporate Credit and Head of the Cross-Sector Strategy within Fixed Income. Mr. Shah joined the Investment Adviser in 2018. Mr. Shah was previously at AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed Income and Chief Investment Officer of Global Credit.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

DIVFO1CONFIDSTK 03-19